Exhibit 99.1
Subject to Revision
Series Term Sheet Dated April 16, 2002


                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            A POPULAR, INC. COMPANY

                            $289,693,000 Certificates
                                  (Approximate)

                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor

                  Equity One Mortgage Pass-Through Trust 2002-2


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2002-2. The Series Term Sheet has been prepared by Wachovia Securities based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Wachovia Securities does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                    WACHOVIA
                                   SECURITIES

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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
                              Offered Certificates:
To 10% Call:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
                                                                                           Expected Ratings
                                                                                         -------------------
                                                                           Expected
               Expected        Interest      Principal     Expected WAL    Principal
   Class      Size(1)(2)         Type          Type           (yrs)         Window        Moody's      S&P
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-1          $77,930,000   Floating       Senior        1.00      05/02 - 04/04        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-2          $53,600,000     Fixed        Senior        3.00      04/04 - 07/06        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-3          $21,160,000     Fixed        Senior        5.00      07/06 - 02/08        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-4          $38,447,000     Fixed        Senior        7.45      02/08 - 04/10        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AV-1          $98,556,000   Floating       Senior        2.49      05/02 - 04/10        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   A-IO          $19,100,000     Fixed         N/A           N/A            N/A            Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------




To Maturity:
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
                                                                                          Expected Ratings
                                                                                         -------------------
                                                                           Expected
                Expected       Interest      Principal     Expected WAL    Principal
   Class         Size(1)         Type          Type           (yrs)         Window        Moody's     SP
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-1          $77,930,000   Floating       Senior        1.00      05/02 - 04/04        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-2          $53,600,000     Fixed        Senior        3.00      04/04 - 07/06        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-3          $21,160,000     Fixed        Senior        5.00      07/06 - 02/08        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AF-4          $38,447,000     Fixed        Senior        8.95      02/08 - 03/18        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   AV-1          $98,556,000   Floating       Senior        2.63      05/02 - 09/17        Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------
   A-IO          $19,100,000     Fixed         N/A           N/A            N/A            Aaa          AAA
------------ ---------------- ----------- --------------- ------------- ---------------- --------- ---------

(1)  Size is subject to a permitted  variance in the  aggregate of plus or minus
     5%.
(2) The Class A-IO Certificates do not have a principal balance and are not entitled to any principal payments, but will accrue interest at a rate of 6.000% per annum on a notional balance, initially equal to $19,100,000. The Class A-IO Certificates are not entitled to distributions after the Distribution Date in April 2004.

    Structure:
--------------------------------------------------------------------------------
o The Ambac Insurance Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest and ultimate payment of principal on each class of Offered Certificates.
o After the Optional Termination Date, the pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.
o All classes of Offered Certificates, other than the Class A-IO Certificates, may be subject to a Net WAC Cap as described herein.
o A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.
--------------------------------------------------------------------------------

Pricing Speed:
--------------------------------------------------------------------------------
Fixed Rate Mortgage Loans
-------------------------
100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in the twelfth month, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans
------------------------------
28% CPR.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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                 Expected Class A-IO Notional Balance Schedule:

--------------------------------------------------------------------------------
There will be a Aaa/AAA rated interest-only class of certificates (Class A-IO), relating to Loan Group I with a coupon of 6.000% per annum for the first 24 months and 0.000% for month 25 and each month thereafter. The notional balance of the Class A-IO Certificates is equal to the lesser of (i) the sum of the aggregate principal balance of the mortgage loans in Loan Group I and (ii) the amounts in the following schedule:

Period                    Notional Balance
------                    ----------------
1-24                         $19,100,000
25 and thereafter                      0
--------------------------------------------------------------------------------

Contacts: Wachovia Securities

Trading / Syndicate             Phone                  E-mail Address
-------------------             -----                  --------------
Chris Choka                (704) 383-8267         chris.choka@wachovia.com
Mark Adamson               (704) 383-7727         mark.adamson@wachovia.com

Mortgage Finance                Phone                  E-mail Address
----------------                -----                  --------------
Mike Ciuffo                (704) 715-1170       michael.ciuffo@wachovia.com
Jon Riber                  (704) 383-7203          jon.riber@wachovia.com
Sean Walker                (704) 374-4398         sean.walker@wachovia.com
David Lyle                 (704) 715-8131           david.lyle@wachovia.com

Structuring                     Phone                  E-mail Address
-----------                     -----                  --------------
Serkan Erikci               (704) 715-1263        serkan.erikci@wachovia.com
Barbara Smith              (704) 383-8614         barbaram.smith@wachovia.com

Collateral Analytics            Phone               E-mail Address
--------------------            -----               --------------
Paul Lopansri              (704) 374-3490         paul.lopansri@wachovia.com
Ken Nanney                 (704) 715-1068         ken.nanney@wachovia.com

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--------------------------------------------------------------------------------

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Mortgage Pass-Through Certificates, Series 2002-2

Offered Certificates:         Class  AF-1,  AF-2,  AF-3,  AF-4,  AV-1  and  A-IO
                              Certificates (the "Class A Certificates")

Retained Certificates:        Class X Certificates and Class R Certificates will
                              not be offered.

Seller/Servicer:              Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank

Certificate Insurer:          Ambac Assurance Corporation ("Ambac")

Rating Agencies:              Moody's Investors  Service,  Inc.  ("Moody's") and
                              Standard and Poor's Rating Services ("S&P")

Underwriter:                  Wachovia Securities

Closing Date:                 On or about April 30, 2002

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System

Accrued Interest:             The Class AF-1 and AV-1  Certificates  will settle
                              with no accrued interest (settle flat) and the Class AF-2, AF-3, AF-4, and A-IO Certificates will settle with [29] days of accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on May 28, 2002.

Record Date:                  With   respect   to  the   Class   AF-1  and  AV-1
                              Certificates, the last business day prior to the applicable Distribution Date and with respect to the Class AF-2, AF-3, AF-4, and A-IO Certificates, the last business day in the month preceding the applicable Distribution Date. With respect to the Class AF-1 and AV-1 Certificates, the Record Date for the first Distribution Date is the last business day prior to the Distribution Date in May
                              2002. With respect to the Class AF-2, AF-3, AF-4 and A-IO Certificates, the Record Date for the first Distribution Date is the Closing Date.

Payment Delay:                None for the Class AF-1 and AV-1  Certificates and
                              24 days for the Class  AF-2,  AF-3,  AF-4 and A-IO
                              Certificates.

Day Count:                    With   respect   to  the   Class   AF-1  and  AV-1
                              Certificates, actual/360 and with respect to the Class AF-2, AF-3, AF-4 and A-IO Certificates,
                              30/360.

Servicing Fee:                0.50% per annum of the aggregate principal balance
                              of the mortgage loans.

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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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Trustee Fee:                  0.02% per annum of the aggregate principal balance
                              of the mortgage loans.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate  principal balance of the mortgage loans
                              declines  to  10%  or  less  of  the  sum  of  the
                              aggregate  principal balance of the mortgage loans
                              as  of  the  Cut-off  Date  (the   "Cut-off   Date
                              Principal Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            Subject to  certain  conditions  described  in the
                              prospectus supplement, the Offered Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:            The  Offered   Certificates   will  not  be  SMMEA
                              eligible.


Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered   Certificates   will  be   designated  as
                              "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on March 31, 2002

Mortgage Loan Pool:           The  mortgage  loan  pool  will  consist  of 2,631
                              closed-end   mortgage   loans  with  an  aggregate
                              principal balance of approximately $289,693,408.44
                              (the  "Total  Mortgage  Loans") as of the  Cut-off
                              Date.  The mortgage loan pool will be divided into
                              two loan  groups,  Loan Group I and Loan Group II.
                              Loan  Group I will  consist  of 1,828  fixed  rate
                              mortgage loans (the "Group I Mortgage Loans") with
                              an aggregate  principal  balance of  approximately
                              $191,137,218.02 as of the Cut-off Date. Loan Group
                              II will consist of 803  adjustable  rate  mortgage
                              loans  (the  "Group II  Mortgage  Loans")  with an
                              aggregate   principal   balance  of  approximately
                              $98,556,190.42 as of the Cut-off Date. The Group I
                              Mortgage  Loans are  secured  by first and  second
                              liens  on  (1)  one-  to   four-family   dwellings
                              ("Residential   Loans")   and   (2)   multi-family
                              properties  and  structures   which  contain  both
                              residential dwelling units and space used for retail, professional or other commercial uses
                              ("Mixed Use Loans"). The Group II Mortgage Loans are secured by first liens on Residential Loans.

                              Payments on the Class AF-1, AF-2, AF-3 and AF-4 Certificates (collectively, the "Group I Certificates") will be made primarily from collections on the Group I Mortgage Loans and payments on the Class AV-1 Certificates (the "Group II Certificates") will be made primarily from collections on the Group II Mortgage Loans. Interest payments on the Class A-IO Certificates will be made from collections on the Group I Mortgage Loans.

                              The collateral information presented in this Series Term Sheet regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

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--------------------------------------------------------------------------------

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Certificates  includes the Ambac Insurance Policy,
                              excess  interest,   overcollateralization   and  a
                              reserve   fund  funded  by  a  yield   maintenance
                              agreement.

                              Ambac Insurance Policy. The Certificate Insurer will unconditionally and irrevocably guarantee:
                              (a) timely payment of interest and ultimate payment of principal on the Offered Certificates,
                              (b) the amount of any losses not covered by excess interest or overcollateralization and (c) the payment of principal due on the Offered Certificates on the final Distribution Date. The Ambac Insurance Policy is not cancelable for any reason.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing Fee, (b) the Trustee Fee, (c) the weighted average pass-through rate on the Offered Certificates, and (d) the Certificate Insurer's premium. On each Distribution Date, excess interest generated during the related collection period will be available to cover losses and build overcollateralization for the Offered Certificates on such Distribution Date.

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the Group I Certificates and the Group II Certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the Group I Certificates and the Group II Certificates to amortize more rapidly than the
                              mortgage        loans,         resulting        in
                              overcollateralization. Overcollateralization will support each class of Offered Certificates.

                              Excess interest will be used to pay down the Group I Certificates and the Group II Certificates such that, prior to the Stepdown Date, the required overcollateralization amount will equal [3.00%] of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date and [7.75%] of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date for the Group I Certificates and the Group II Certificates, respectively.

                              On or after the applicable Stepdown Date, the required overcollateralization amount for the Group I Certificates will be equal to the lesser of: (a) [3.00%] of the aggregate principal balance of the Group I Mortgage Loans as of the Cut-off Date and (b) [6.00%] of the current group principal balance of the Group I Mortgage Loans, but no lower than [0.50%] of the aggregate group principal balance of the Group I Mortgage Loans as of the Cut-off Date. On or after the applicable Stepdown Date, the required overcollateralization amount for the Group II Certificates will be equal to the lesser of: (a) [7.75%] of the aggregate principal balance of the Group II Mortgage Loans as of the Cut-off Date and (b) [15.50%] of the current group principal balance of the Group II Mortgage Loans, but no lower than [0.50%] of the aggregate group principal balance of the Group II Mortgage Loans as of the Cut-off Date.


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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                              With   respect   to  the  Group  I  and  Group  II
                              Certificates,     an    additional    amount    of
                              overcollateralization   may  be   required   under
                              certain circumstances as described in the related prospectus supplement.

                              Yield Maintenance Agreement and Reserve Fund. The trust will include a yield maintenance agreement between a third party and the Trustee on behalf of the certificateholders. Payments under the yield maintenance agreement will be deposited in a reserve fund.

                              On  each  Distribution  Date,  to  the  extent  of
                              amounts in the reserve fund, funds will be withdrawn from the reserve fund and distributed in the following order of priority:

                              (1) to reimburse the Certificate Insurer for any payments made under the AMBAC Insurance Policy during the calendar month immediately preceding the Distribution Date;

                              (2) to the Group II Certificates to cover any shortfalls in principal and interest that were not covered by excess interest; and

                              (3) to the Certificate Insurer, any amounts due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement.

                              In addition, following distributions to be made on any Distribution Date, to the extent that the sum of (i) the amount in the reserve fund, and (ii) the current level of overcollateralization for the Group II Certificates exceeds the related overcollateralization target, the excess will be withdrawn from the reserve fund and distributed in the following order of priority:

                              (1) to cover certain amounts owed to the Group II Certificates from prior Distribution Dates as a result of limiting their pass-through rate to the Net WAC Cap; and

                              (2)       to  be   released   to   the   Class   R
                                        Certificates.

Stepdown Date:                The Stepdown Date for the Group I Certificates  is
                              the Distribution Date (subject to satisfaction of certain pool performance criteria) occurring on the later of:

                              (1) The Distribution Date in November 2004 (i.e. on the 31st Distribution Date) and;

                              (2) The first Distribution Date on which the current group principal balance of the Group I Mortgage Loans has been reduced to an amount equal to 50% of the aggregate group principal balance of the Group I Mortgage Loans as of the Cut-off Date.

                              The Stepdown Date for the Group II Certificates is the Distribution Date (subject to satisfaction of certain pool performance criteria) occurring on the later of:

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--------------------------------------------------------------------------------

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Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
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                              (1)       The  Distribution  Date in November 2004
                                        (i.e. on the 31st Distribution Date) and;

                              (2) The first Distribution Date on which the current group principal balance of the Group II Mortgage Loans has been reduced to an amount equal to 50% of the aggregate group principal balance of the Group II Mortgage Loans as of the Cut-off Date.

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual:             o         Interest  for the Offered  Certificates,
                                        other than the Class A-IO  Certificates,
                                        will   accrue  on  the   related   class
                                        certificate  balance  at a rate equal to
                                        the  lesser   of:  (i)  the   applicable
                                        pass-through  rate  and (ii) the Net WAC
                                        Cap. On each Distribution Date, interest
                                        on  the  Class  A-IO  Certificates  will
                                        accrue  on the  Notional  Amount  of the
                                        Class   A-IO   Certificates   for   such
                                        Distribution Date at its pass-through rate.

                              o For each Distribution Date, interest will accrue on an actual/360 basis for the Class AF-1 and AV-1 Certificates and on a 30/360 basis for the Class AF-2, AF-3, AF-4 and A-IO Certificates.

                              The interest entitlement of a class of certificates will be reduced by its allocable share of the sum of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest on mortgage loans in the related loan group resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

Pass-Through Rate:            With   respect   to  the   Class   AF-1  and  AV-1
                              Certificates and any Distribution Date, a per annum rate equal to one-month LIBOR for the related interest accrual period plus a margin, which will be set at pricing. With respect to the Class AF-2, AF-3, AF-4 and A-IO Certificates and any Distribution Date, a per annum rate that is fixed at pricing.

Step-up Rate:                 After the Optional Termination Date, the margin on
                              the Class AV-1 Certificates will increase by 2x and the pass-through rate on the Class AF-4
                              Certificates will increase by 0.50% per annum.

Net WAC Cap:                  The Net WAC Cap with  respect  to the Class  AF-2,
                              AF-3 and AF-4  Certificates  and any  Distribution
                              Date  shall  equal  the  average  of the  mortgage
                              interest  rates of the Group I Mortgage Loans (net
                              of  the  Servicing   Fee,  the  Trustee  Fee,  the
                              Certificate Insurer's monthly premium on the Group
                              I  Certificates  and the interest due to the Class
                              A-IO Certificates), weighted on the basis of the principal balances of the Group I Mortgage Loans as of the first day in the related collection period, calculated on a 30/360 basis.

                              The Net WAC Cap with respect to the Class AF-1 Certificates, shall equal the average of the mortgage interest rates of the Group I Mortgage Loans (net of the Servicing Fee, the Trustee Fee, the Certificate Insurer's monthly premium on the Group I Certificates and the interest due to the Class A-IO Certificates), weighted on the basis of the principal balances of the Group I Mortgage Loans as of the first day in the related collection period, calculated on an actual/360 basis.


--------------------------------------------------------------------------------
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                                       8

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                              The Net WAC Cap with respect to the Class AV-1 Certificates, shall equal the average of the mortgage interest rates of the Group II Mortgage Loans (net of the sum of the Servicing Fee, the Trustee Fee, the Certificate Insurer's monthly premium on the Group II Certificates, and 0.50%), weighted on the basis of the principal balances of the Group II Mortgage Loans as of the first day in the related collection period, calculated on an actual/360 basis.

Net WAC Cap Carryover:        For the Class AF-1 and Class AV-1 Certificates and
                              any   Distribution   Date,   if   the   applicable
                              pass-through  rate is  reduced to the Net WAC Cap,
                              the Class AF-1 and Class AV-1 Certificates will be
                              entitled to the excess of any interest  that would
                              have accrued at the applicable  pass-through  rate
                              (without  regard  to the Net  WAC  Cap)  over  the
                              interest  accrued at the  applicable  pass-through
                              rate (as capped by the Net WAC Cap), together with
                              one-month's  interest  thereon  at the  applicable
                              pass-through   rate  after   payments  made  under
                              clauses  A  and B  described  under  "PRIORITY  OF
                              DISTRIBUTIONS" herein.

                              The amount of any Net WAC Cap Carryover will be payable only from the "Net WAC Cap Account" or reserve fund, as applicable, which will be established on the Closing Date for such purpose. The Ambac Insurance Policy does not cover any Net WAC Cap Carryover.

Class A-IO Certificates:      On   each   Distribution   Date   prior   to   the
                              Distribution  Date in May  2004,  the  Class  A-IO
                              Certificates will have a notional balance equal to the lesser of: (i) $19,100,000, subject to a 5% variance and (ii) the aggregate principal balance of the mortgage loans in Loan Group I as of the applicable Distribution Date.

                              Prior to the Distribution Date in May 2004, the pass-through rate for the Class A-IO Certificates will be 6.000% per annum. On and after the Distribution Date in May 2004, the pass-through rate for the Class A-IO Certificates will be 0.000% per annum, the notional balance will be zero and the Class A-IO Certificates will no longer be entitled to distributions of interest. The Class A-IO Certificates are "interest-only" certificates and are not entitled to any distributions in respect of principal.

Prepayment Interest
Shortfall:                    For  any  Distribution   Date  and  any  principal
                              prepayment on a mortgage loan received by the Servicer on or before its due date in the related due period, the amount, if any, by which one month's interest at the mortgage interest rate for such mortgage loan exceeds the amount of interest paid in connection with such prepayment.

Servicer Obligations for      The Servicer will be obligated to pay from its own
Prepayment Interest           funds  Prepayment   Interest  Shortfalls  for  any
Shortfalls:                   prepayment in full on a mortgage loan, but only up
                              to the amount of its Servicing Fee for the related due period.


--------------------------------------------------------------------------------
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                                       9

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Principal  Distribution       Principal  payments on the Class AF-1,  AF-2, AF-3
Amount:                       and AF-4  Certificates  will be primarily based on
                              amounts collected or received in respect of the Group I Mortgage Loans (the "Group I Principal
                              Distribution Amount"). Principal payments on the Class AV-1 Certificates will be primarily based on amounts collected or received in respect of the Group II Mortgage Loans (the "Group II Principal
                              Distribution Amount").

                            PRIORITY OF DISTRIBUTIONS
                            -------------------------

                    A. On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group I Mortgage Loans (the "Group I Available Funds"), and make disbursements and transfers in the following order of priority:

                              (1) to the Certificate Insurer, the Certificate Insurer's monthly premium with respect to the Class AF-1, AF-2, AF-3 and AF-4 Certificates;

                              (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group I Mortgage Loans;

                              (3) to the Servicer, the Servicing Fee and any other reimbursable amounts with respect to collections on the Group I Mortgage Loans;

                              (4) to the Class AF-1, AF-2, AF-3, AF-4 and Class A-IO Certificates, current interest on a pro rata basis based on the amount of interest to which each such class is entitled;

                              (5) the Group I Principal Distribution Amount, sequentially to the Class AF-1, AF-2, AF-3 and AF-4 Certificates in that order, until their respective class certificate balance is reduced to zero;

                              (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity
                                        Agreement   other  than  the   Insurer's
                                        monthly premium with respect to the Group I Certificates;

                              (7) any remaining amounts, sequentially to the Class AF-1, AF-2, AF-3 and AF-4 in
                                        that       order,        until       the
                                        overcollateralization  target  for  Loan
                                        Group I is reached, or until their respective class certificate balances are reduced to zero;

                              (8) to the Group I reserve fund, up to the required amount, if any; and

                              (9) to the Net WAC Cap Account, the required amount, if any.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                    B. On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution with respect to collections on the Group II Mortgage Loans (the "Group II Available Funds") and make disbursements and transfers in the following order of priority:

                              (1) to the Certificate Insurer, the Certificate Insurer's monthly premium with respect to the Class AV-1 Certificates;


                              (2) to the Trustee, the Trustee Fee and expenses of the Trustee with respect to collections on the Group II Mortgage Loans;

                              (3) to the Servicer, the Servicing Fee and any other reimbursable amounts with respect to collections on the Group II Mortgage Loans;

                              (4) to the Class AV-1 Certificates, current interest;

                              (5) to the Class AV-1 Certificates, the Group II Principal Distribution Amount, until the outstanding balance of the Class AV-1 Certificates is reduced to zero;

                              (6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Certificate Insurer's monthly premium with respect to the Class AV-1 Certificates;

                              (7)       any remaining  amounts to the Class AV-1
                                        Certificates          until          the
                                        overcollateralization  target  for  Loan
                                        Group II is reached, or until its class certificate balance is reduced to zero;

                              (8) to the Group II reserve fund, up to the required amount, if any; and

                              (9) to the Net WAC Cap Account, the required amount, if any.

                    C. On each Distribution Date, the Trustee shall make disbursements and transfers from the Aggregate Available Funds (the Group I Available Funds, together with the Group II Available Funds) after the disbursements in clauses A and B above in the following order of priority:

                              (1)       to the Class X  Certificates,  an amount
                                        described    under   the   Pooling   and
                                        Servicing Agreement; and

                              (2)       to  the   Class  R   Certificates,   any
                                        remaining amount.

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

    Summary Statistics
    ----------------------------------------------------------------------------
    Cut-Off Date Principal Balance                             $289,693,408.44
       Number of Mortgage Loans                                          2,631
       Minimum                                                       $9,010.00
       Maximum                                                     $497,125.06
       Average                                                     $110,107.72
    LTV Ratio
       Minimum                                                           5.48%
       Maximum                                                         100.00%
       Weighted Average                                                 79.41%
    Mortgage Rate
       Minimum                                                          6.490%
       Maximum                                                         15.450%
       Weighted Average                                                 8.774%
    Remaining Term
       Minimum                                                       54 Months
       Maximum                                                      360 Months
       Weighted Average                                             281 Months
    FICO Score
       Minimum                                                             526
       Maximum                                                             814
       Weighted Average                                                    628
    Product Type
       Fully Amortizing Fixed Rate Mortgage Loans                       35.36%
       Fully Amortizing Adjustable Rate Mortgage Loans                  34.02%
       Fixed Rate Balloon Mortgage Loans                                30.62%
    Lien Position
       First                                                            96.43%
       Second                                                            3.57%
    Property Type
       Residential                                                      95.18%
       Mixed-Use(1)                                                      4.82%
    Occupancy Status
       Owner Occupied                                                   89.16%
       Non-Owner Occupied                                               10.84%
    Geographic Concentration (> 5.00%)
       Pennsylvania                                                     12.29%
       New Jersey                                                       10.32%
       New York                                                          7.99%
       Illinois                                                          6.91%
       North Carolina                                                    5.34%
       California                                                        5.31%
       Number of States                                                     40
       Largest Zip Code Concentration (IL / 60632)                       0.47%
    % of Loans with Prepayment Penalties                                77.86%
    ----------------------------------------------------------------------------
    (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent
    approximately   4.68%  and  0.14%  of  the  Aggregate   Principal  Balance,
    respectively.



--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                    Percent of
                                            Number of                   Aggregate                    Aggregate
Mortgage Rate (%)                         Mortgage Loans            Principal Balance            Principal Balance
----------------------------------    -----------------------    ------------------------    ---------------------------
 6.001 -  6.500                                            2                 $343,156.25           0.12%
 6.501 -  7.000                                           61                7,540,247.97           2.60
 7.001 -  7.500                                          178               24,738,870.65           8.54
 7.501 -  8.000                                          435               54,614,672.95          18.85
 8.001 -  8.500                                          470               57,575,216.81          19.87
 8.501 -  9.000                                          488               56,945,930.46          19.66
 9.001 -  9.500                                          253               28,507,161.67           9.84
 9.501 - 10.000                                          283               30,119,292.06          10.40
10.001 - 10.500                                          124               12,940,508.08           4.47
10.501 - 11.000                                          101                6,884,113.51           2.38
11.001 - 11.500                                           58                2,992,832.32           1.03
11.501 - 12.000                                           75                2,944,833.53           1.02
12.001 - 12.500                                           44                1,383,438.57           0.48
12.501 - 13.000                                           31                1,337,360.33           0.46
13.001 - 13.500                                           18                  562,727.26           0.19
13.501 - 14.000                                            9                  253,052.74           0.09
15.001 - 15.500                                            1                    9,993.28           0.00
----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                  2,631             $289,693,408.44         100.00%
                                      =======================    ========================    ===========================


                                                                                                     Percent of
                                            Number of                   Aggregate                    Aggregate
LTV Ratio (%)                             Mortgage Loans            Principal Balance            Principal Balance
----------------------------------    -----------------------    ------------------------    ---------------------------
 5.001 -  10.000                                          37                 $848,125.58                0.29%
10.001 -  15.000                                          47                1,378,258.92                0.48
15.001 -  20.000                                         136                4,330,362.58                1.49
20.001 -  25.000                                          50                2,422,775.01                0.84
25.001 -  30.000                                          22                1,027,309.09                0.35
30.001 -  35.000                                          24                1,347,842.11                0.47
35.001 -  40.000                                          16                1,103,907.66                0.38
40.001 -  45.000                                          15                1,051,350.87                0.36
45.001 -  50.000                                          26                2,789,253.30                0.96
50.001 -  55.000                                          33                3,100,584.88                1.07
55.001 -  60.000                                          52                5,498,460.17                1.90
60.001 -  65.000                                          59                6,430,755.71                2.22
65.001 -  70.000                                         143               16,267,414.89                5.62
70.001 -  75.000                                         243               24,971,973.54                8.62
75.001 -  80.000                                         621               70,083,631.26               24.19
80.001 -  85.000                                         280               39,712,584.62               13.71
85.001 -  90.000                                         577               71,409,458.53               24.65
90.001 -  95.000                                         154               22,469,581.61                7.76
95.001 - 100.000                                          96               13,449,778.11                4.64
----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                  2,631             $289,693,408.44              100.00%
                                      =======================    ========================    ===========================



--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                          Percent of
                                                 Number of                   Aggregate                    Aggregate
Cut-off Date Principal Balance ($)             Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
      0.01 -  25,000.00                                       154               $2,938,559.83                   1.01%
 25,000.01 -  50,000.00                                       389               15,145,242.99                   5.23
 50,000.01 -  75,000.00                                       497               31,066,004.12                  10.72
 75,000.01 - 100,000.00                                       411               35,916,406.57                  12.40
100,000.01 - 125,000.00                                       349               38,977,088.36                  13.45
125,000.01 - 150,000.00                                       262               35,934,442.76                  12.40
150,000.01 - 175,000.00                                       157               25,454,444.83                   8.79
175,000.01 - 200,000.00                                       108               20,238,666.37                   6.99
200,000.01 - 225,000.00                                        74               15,835,995.52                   5.47
225,000.01 - 250,000.00                                        66               15,635,964.35                   5.40
250,000.01 - 275,000.00                                        46               11,997,802.43                   4.14
275,000.01 - 300,000.00                                        31                8,957,203.74                   3.09
300,000.01 - 325,000.00                                        18                5,614,448.94                   1.94
325,000.01 - 350,000.00                                        23                7,717,523.63                   2.66
350,000.01 - 375,000.00                                        13                4,672,103.71                   1.61
375,000.01 - 400,000.00                                        19                7,431,249.79                   2.57
400,000.01 - 425,000.00                                         6                2,478,007.90                   0.86
425,000.01 - 450,000.00                                         4                1,748,133.81                   0.60
450,000.01 - 475,000.00                                         1                  454,302.28                   0.16
475,000.01 - 500,000.00                                         3                1,479,816.51                   0.51
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                       2,631             $289,693,408.44                 100.00%
                                           =======================    ========================    ===========================


                                                                                                          Percent of
                                                 Number of                   Aggregate                    Aggregate
Prepayment Penalty Period (Months)             Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
No Prepayment Penalty                                         707              $64,152,387.60                  22.14%
6                                                               4                  524,012.94                   0.18
12                                                            161               26,004,891.11                   8.98
24                                                            524               61,700,445.76                  21.30
30                                                              4                  550,324.30                   0.19
36                                                          1,055              115,082,428.69                  39.73
42                                                             18                2,873,331.48                   0.99
60                                                            158               18,805,586.56                   6.49
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                       2,631             $289,693,408.44                 100.00%
                                           =======================    ========================    ===========================



--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                          Percent of
                                                 Number of                   Aggregate                    Aggregate
Remaining Term to Maturity (Months)            Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
 49 - 60                                                       17               $3,080,744.71                1.06%
109 - 120                                                      81                9,338,976.69                3.22
169 - 180                                                   1,071               96,335,202.68               33.25
229 - 240                                                     164               13,193,177.68                4.55
289 - 300                                                       5                  816,256.64                0.28
349 - 360                                                   1,293              166,929,050.04               57.62
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                       2,631             $289,693,408.44              100.00%
                                           =======================    ========================    ===========================


                                                                                                          Percent of
                                                 Number of                   Aggregate                    Aggregate
Occupancy Status                               Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
Owner Occupied                                              2,302             $258,278,392.90                  89.16%
Non-Owner Occupied                                            329               31,415,015.54                  10.84
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                       2,631             $289,693,408.44                 100.00%
                                           =======================    ========================    ===========================


                                                                                                          Percent of
                                                 Number of                   Aggregate                    Aggregate
Credit Grade                                   Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
A                                                           1,785             $198,512,670.36                   68.53%
B                                                             597               64,604,932.54                   22.30
C                                                             249               26,575,805.54                    9.17
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                       2,631             $289,693,408.44                  100.00%
                                           =======================    ========================    ===========================




--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                       Percent of
                                              Number of                   Aggregate                    Aggregate
FICO Score                                  Mortgage Loans            Principal Balance            Principal Balance
------------------------------------    -----------------------    ------------------------    ---------------------------
Not Available                                                5                 $298,418.96              0.10%
526 - 550                                                  164               18,764,009.46              6.48
551 - 575                                                  255               27,508,583.70              9.50
576 - 600                                                  396               45,071,181.97             15.56
601 - 625                                                  485               52,329,375.06             18.06
626 - 650                                                  541               59,240,536.71             20.45
651 - 675                                                  343               36,777,925.42             12.70
676 - 700                                                  188               23,204,740.09              8.01
701 - 725                                                  134               15,010,901.92              5.18
726 - 750                                                   70                7,213,215.97              2.49
751 - 775                                                   29                2,581,969.75              0.89
776 - 800                                                   17                1,355,540.42              0.47
801 - 825                                                    4                  337,009.01              0.12
------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                    2,631             $289,693,408.44            100.00%
                                        =======================    ========================    ===========================

                                                                                                       Percent of
                                              Number of                   Aggregate                    Aggregate
Documentation Type                          Mortgage Loans            Principal Balance            Principal Balance
------------------------------------    -----------------------    ------------------------    ---------------------------
Full Documentation                                       2,162             $226,935,424.85              78.34%
Stated Income                                              299               38,666,495.06              13.35
Alternative Documentation                                  128               18,927,958.31               6.53
Lite Documentation                                          42                5,163,530.22               1.78
------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                    2,631             $289,693,408.44             100.00%
                                         =======================    ========================    ===========================

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                    Percent of
                                           Number of                   Aggregate                    Aggregate
Property Type                            Mortgage Loans            Principal Balance            Principal Balance
----------------------------------   -----------------------    ------------------------    ---------------------------
Residential                                           2,543             $275,730,430.66                   95.18%
Mixed-Use                                                88               13,962,977.78                    4.82
----------------------------------   -----------------------    ------------------------    ---------------------------
Total                                                 2,631             $289,693,408.44                  100.00%
                                     =======================    ========================    ===========================

Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 4.68% and 0.14% of the Aggregate Principal Balance, respectively.



                                                                                                        Percent of
                                                Number of                   Aggregate                    Aggregate
Loan Purpose                                  Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
Refinance (Cash-out)                                       1,569             $174,220,938.12                60.14%
Refinance (Rate/Term)                                        481               58,784,545.09                20.29
Purchase                                                     581               56,687,925.23                19.57
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                      2,631             $289,693,408.44               100.00%
                                          =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS


                                                                                                     Percent of
                                            Number of                   Aggregate                    Aggregate
Geographic Location                       Mortgage Loans            Principal Balance            Principal Balance
----------------------------------    -----------------------    ------------------------    ---------------------------
Pennsylvania                                             394              $35,604,214.64                  12.29%
New Jersey                                               223               29,903,370.59                  10.32
New York                                                 123               23,145,037.36                   7.99
Illinois                                                 144               20,006,473.03                   6.91
North Carolina                                           147               15,456,688.05                   5.34
California                                               107               15,369,851.16                   5.31
Maryland                                                 128               14,041,612.04                   4.85
Massachusetts                                             74               11,478,646.18                   3.96
Michigan                                                 108               10,606,537.34                   3.66
Ohio                                                     121               10,463,356.89                   3.61
Missouri                                                 101                8,937,569.68                   3.09
Florida                                                   96                8,237,875.20                   2.84
Wisconsin                                                 77                7,339,098.24                   2.53
South Carolina                                            77                7,332,899.25                   2.53
Tennessee                                                 80                7,145,336.75                   2.47
Delaware                                                  66                6,503,548.92                   2.24
Minnesota                                                 43                5,779,669.89                   2.00
South Dakota                                              69                5,691,018.64                   1.96
Nevada                                                    29                4,686,562.44                   1.62
Kansas                                                    52                4,545,190.68                   1.57
Montana                                                   28                4,233,947.73                   1.46
Georgia                                                   37                3,585,567.18                   1.24
Iowa                                                      41                3,558,166.44                   1.23
Kentucky                                                  38                3,525,889.20                   1.22
Connecticut                                               29                3,189,395.65                   1.10
Washington                                                29                3,122,746.33                   1.08
Idaho                                                     24                2,677,279.29                   0.92
Indiana                                                   31                2,409,777.09                   0.83
Colorado                                                  13                1,639,931.74                   0.57
Rhode Island                                              16                1,451,768.70                   0.50
Nebraska                                                  22                1,386,963.45                   0.48
Virginia                                                  15                1,379,110.39                   0.48
Oklahoma                                                  15                1,360,113.70                   0.47
Oregon                                                     7                  913,984.37                   0.32
Arizona                                                    8                  847,517.57                   0.29
Utah                                                       4                  841,915.71                   0.29
New Hampshire                                              5                  554,539.35                   0.19
New Mexico                                                 5                  382,477.53                   0.13
North Dakota                                               3                  230,042.30                   0.08
Wyoming                                                    2                  127,717.75                   0.04
----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                  2,631             $289,693,408.44                 100.00%
                                      =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

    Summary Statistics
    ------------------------------------------------------------------------
    Cut-off Date Principal Balance                          $191,137,218.02
       Number of Mortgage Loans                                       1,828
       Minimum                                                    $9,010.00
       Maximum                                                  $497,125.06
       Average                                                  $104,560.84
    LTV Ratio
       Minimum                                                        5.48%
       Maximum                                                      100.00%
       Weighted Average                                              77.64%
    Mortgage Rate
       Minimum                                                       6.490%
       Maximum                                                      15.450%
       Weighted Average                                              8.840%
    Remaining Term
       Minimum                                                    54 Months
       Maximum                                                   360 Months
       Weighted Average                                          241 Months
    FICO Score
       Minimum                                                          526
       Maximum                                                          814
       Weighted Average                                                 635
    Product Type
       Fully Amortizing Fixed Rate Mortgage Loans                    53.59%
       Fixed Rate Balloon Mortgage Loans                             46.41%
    Lien Position
       First                                                         94.59%
       Second                                                         5.41%
    Property Type
       Residential                                                   92.69%
       Mixed-Use(1)                                                   7.31%
    Occupancy Status
       Owner Occupied                                                86.13%
       Non-Owner Occupied                                            13.87%
    Geographic Concentration (> 5.00%)
       Pennsylvania                                                  15.85%
       New Jersey                                                    12.83%
       New York                                                      11.78%
       Maryland                                                       5.91%
       North Carolina                                                 5.15%
       Number of States                                                  40
       Largest Zip Code Concentration (NJ / 08260)                    0.64%
    % of Loans with Prepayment Penalties                             72.74%
    ------------------------------------------------------------------------
     (1) Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 7.10% and 0.21% of the Aggregate Group I Principal Balance, respectively.

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                        Percent of
                                           Number of Group I           Aggregate Group I            Aggregate Group I
Mortgage Rate (%)                            Mortgage Loans            Principal Balance            Principal Balance
-------------------------------------    -----------------------    ------------------------    ---------------------------
 6.001 -  6.500                                               2                 $343,156.25                   0.18%
 6.501 -  7.000                                              19                2,657,546.59                   1.39
 7.001 -  7.500                                             115               15,792,238.32                   8.26
 7.501 -  8.000                                             279               35,107,520.84                  18.37
 8.001 -  8.500                                             332               39,567,497.97                  20.70
 8.501 -  9.000                                             351               39,108,145.91                  20.46
 9.001 -  9.500                                             170               16,955,505.20                   8.87
 9.501 - 10.000                                             175               18,762,436.82                   9.82
10.001 - 10.500                                              89                9,564,285.13                   5.00
10.501 - 11.000                                              79                5,045,154.22                   2.64
11.001 - 11.500                                              47                2,167,319.30                   1.13
11.501 - 12.000                                              68                2,549,813.56                   1.33
12.001 - 12.500                                              43                1,353,464.30                   0.71
12.501 - 13.000                                              31                1,337,360.33                   0.70
13.001 - 13.500                                              18                  562,727.26                   0.29
13.501 - 14.000                                               9                  253,052.74                   0.13
15.001 - 15.500                                               1                    9,993.28                   0.01
-------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                     1,828             $191,137,218.02                 100.00%
                                         =======================    ========================    ===========================


                                                                                                        Percent of
                                           Number of Group I           Aggregate Group I            Aggregate Group I
LTV Ratio (%)                                Mortgage Loans            Principal Balance            Principal Balance
-------------------------------------    -----------------------    ------------------------    ---------------------------
 5.001 -  10.000                                             37                 $848,125.58                     0.44%
10.001 -  15.000                                             47                1,378,258.92                     0.72
15.001 -  20.000                                            136                4,330,362.58                     2.27
20.001 -  25.000                                             50                2,422,775.01                     1.27
25.001 -  30.000                                             22                1,027,309.09                     0.54
30.001 -  35.000                                             21                1,217,480.49                     0.64
35.001 -  40.000                                             15                1,073,605.25                     0.56
40.001 -  45.000                                             13                  953,577.20                     0.50
45.001 -  50.000                                             20                2,272,727.42                     1.19
50.001 -  55.000                                             21                2,432,681.77                     1.27
55.001 -  60.000                                             41                4,424,813.18                     2.31
60.001 -  65.000                                             37                4,185,764.36                     2.19
65.001 -  70.000                                            112               13,074,213.32                     6.84
70.001 -  75.000                                            170               17,072,531.36                     8.93
75.001 -  80.000                                            366               40,049,214.02                    20.95
80.001 -  85.000                                            182               27,076,092.68                    14.17
85.001 -  90.000                                            345               39,792,861.56                    20.82
90.001 -  95.000                                            122               17,726,127.85                     9.27
95.001 - 100.000                                             71                9,778,696.38                     5.12
-------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                     1,828             $191,137,218.02                   100.00%
                                         =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                            Percent of
                                               Number of Group I           Aggregate Group I            Aggregate Group I
Cut-off Date Principal Balance ($)               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------    -----------------------    ------------------------    ---------------------------
      0.01 -  25,000.00                                         144               $2,711,147.90                   1.42%
 25,000.01 -  50,000.00                                         322               12,463,546.86                   6.52
 50,000.01 -  75,000.00                                         356               22,082,457.84                  11.55
 75,000.01 - 100,000.00                                         259               22,617,809.43                  11.83
100,000.01 - 125,000.00                                         222               24,637,943.86                  12.89
125,000.01 - 150,000.00                                         146               20,060,094.95                  10.50
150,000.01 - 175,000.00                                         102               16,600,086.20                   8.68
175,000.01 - 200,000.00                                          72               13,520,346.22                   7.07
200,000.01 - 225,000.00                                          52               11,147,556.94                   5.83
225,000.01 - 250,000.00                                          44               10,449,606.24                   5.47
250,000.01 - 275,000.00                                          31                8,088,824.66                   4.23
275,000.01 - 300,000.00                                          22                6,348,142.37                   3.32
300,000.01 - 325,000.00                                          10                3,118,843.87                   1.63
325,000.01 - 350,000.00                                          15                5,044,236.25                   2.64
350,000.01 - 375,000.00                                           8                2,878,632.38                   1.51
375,000.01 - 400,000.00                                          14                5,482,188.98                   2.87
400,000.01 - 425,000.00                                           5                2,065,866.19                   1.08
425,000.01 - 450,000.00                                           2                  868,459.54                   0.45
450,000.01 - 475,000.00                                           1                  454,302.28                   0.24
475,000.01 - 500,000.00                                           1                  497,125.06                   0.26
-----------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         1,828             $191,137,218.02                 100.00%
                                             =======================    ========================    ===========================


                                                                                                            Percent of
                                               Number of Group I           Aggregate Group I            Aggregate Group I
Prepayment Penalty Period (Months)               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------------    -----------------------    ------------------------    ---------------------------
No Prepayment Penalty                                           607              $52,097,744.85                  27.26%
6                                                                 4                  524,012.94                   0.27
12                                                              114               19,806,628.30                  10.36
24                                                               60                5,581,584.83                   2.92
30                                                                3                  414,990.57                   0.22
36                                                              869               91,878,227.02                  48.07
42                                                               18                2,873,331.48                   1.50
60                                                              153               17,960,698.03                   9.40
-----------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         1,828             $191,137,218.02                 100.00%
                                             =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                        Percent of
                                           Number of Group I           Aggregate Group I            Aggregate Group I
Remaining Term to Maturity (Months)          Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------   -----------------------    ------------------------    ---------------------------
 49 -  60                                                    17               $3,080,744.71                1.61%
109 - 120                                                    81                9,338,976.69                4.89
169 - 180                                                 1,070               96,211,027.61               50.34
229 - 240                                                   163               13,078,177.68                6.84
289 - 300                                                     5                  816,256.64                0.43
349 - 360                                                   492               68,612,034.69               35.90
--------------------------------------   -----------------------    ------------------------    ---------------------------
Total                                                     1,828             $191,137,218.02              100.00%
                                         =======================    ========================    ===========================


                                                                                                        Percent of
                                           Number of Group I           Aggregate Group I            Aggregate Group I
Occupancy Status                             Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------   -----------------------    ------------------------    ---------------------------
Owner Occupied                                            1,561             $164,618,001.19           86.13%
Non-Owner Occupied                                          267               26,519,216.83           13.87
--------------------------------------   -----------------------    ------------------------    ---------------------------
Total                                                     1,828             $191,137,218.02          100.00%
                                         =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                      Percent of
                                         Number of Group I           Aggregate Group I            Aggregate Group I
Credit Grade                               Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
A                                                       1,337             $141,460,867.13                   74.01%
B                                                         358               36,242,006.91                   18.96
C                                                         133               13,434,343.98                    7.03
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                   1,828             $191,137,218.02                  100.00%
                                       =======================    ========================    ===========================


                                                                                                      Percent of
                                         Number of Group I           Aggregate Group I            Aggregate Group I
FICO Score                                 Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
Not Available                                               4                 $244,519.55           0.13%
526 - 550                                                  87               10,181,344.15           5.33
551 - 575                                                 147               14,332,339.76           7.50
576 - 600                                                 243               26,873,860.42          14.06
601 - 625                                                 327               31,714,724.92          16.59
626 - 650                                                 400               41,702,466.61          21.82
651 - 675                                                 251               26,181,809.66          13.70
676 - 700                                                 154               18,138,302.54           9.49
701 - 725                                                 109               11,693,894.60           6.12
726 - 750                                                  61                6,082,978.31           3.18
751 - 775                                                  26                2,368,401.58           1.24
776 - 800                                                  15                1,285,566.91           0.67
801 - 825                                                   4                  337,009.01           0.18
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                   1,828             $191,137,218.02         100.00%
                                       =======================    ========================    ===========================


                                                                                                      Percent of
                                         Number of Group I           Aggregate Group I            Aggregate Group I
Documentation Type                         Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
Full Documentation                                      1,531             $152,863,530.43           79.98%
Stated Income                                             192               24,259,198.50           12.69
Alternative Documentation                                  83               10,996,038.86            5.75
Lite Documentation                                         22                3,018,450.23            1.58
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                   1,828             $191,137,218.02          100.00%
                                       =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                      Percent of
                                         Number of Group I           Aggregate Group I            Aggregate Group I
Property Type                              Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
Residential                                             1,740             $177,174,240.24           92.69%
Mixed-Use                                                  88               13,962,977.78            7.31
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                   1,828             $191,137,218.02          100.00%
                                       =======================    ========================    ===========================

Mixed-Use is comprised of multi-family properties and true mixed-use properties. Multi-family properties and true mixed-use properties represent approximately 7.10% and 0.21% of the Aggregate Group I Principal Balance, respectively.




                                                                                                        Percent of
                                           Number of Group I           Aggregate Group I            Aggregate Group I
Loan Purpose                                 Mortgage Loans            Principal Balance            Principal Balance
-------------------------------------    -----------------------    ------------------------    ---------------------------
Refinance (Cash-Out)                                      1,115             $115,200,317.82           60.27%
Refinance (Rate/Term)                                       347               42,855,639.21           22.42
Purchase                                                    366               33,081,260.99           17.31
-------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                     1,828             $191,137,218.02          100.00%
                                         =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS


                                                                                                      Percent of
                                         Number of Group I           Aggregate Group I            Aggregate Group I
Geographic Location                        Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
Pennsylvania                                              338              $30,290,264.32          15.85%
New Jersey                                                193               24,525,143.36          12.83
New York                                                  120               22,525,037.65          11.78
Maryland                                                  108               11,293,680.79           5.91
North Carolina                                            106                9,836,452.22           5.15
California                                                 76                9,512,573.86           4.98
Massachusetts                                              60                9,229,935.79           4.83
Ohio                                                       88                7,702,025.30           4.03
Florida                                                    78                6,771,315.34           3.54
Missouri                                                   70                5,717,651.40           2.99
South Carolina                                             63                5,574,046.82           2.92
Delaware                                                   52                4,649,638.51           2.43
Illinois                                                   39                3,979,069.00           2.08
Minnesota                                                  25                3,930,947.32           2.06
Tennessee                                                  48                3,681,312.47           1.93
Iowa                                                       35                3,050,470.68           1.60
Connecticut                                                26                2,791,912.06           1.46
Kansas                                                     36                2,545,786.81           1.33
Michigan                                                   30                2,299,724.59           1.20
Washington                                                 19                2,051,996.95           1.07
Georgia                                                    26                2,016,183.95           1.05
Nevada                                                     13                1,862,612.86           0.97
South Dakota                                               28                1,750,150.67           0.92
Wisconsin                                                  18                1,596,517.94           0.84
Montana                                                    10                1,383,695.50           0.72
Indiana                                                    18                1,269,353.26           0.66
Colorado                                                   10                1,184,254.68           0.62
Kentucky                                                   13                1,090,411.57           0.57
Rhode Island                                               12                1,059,470.99           0.55
Nebraska                                                   14                  917,806.80           0.48
Virginia                                                   12                  845,662.96           0.44
Utah                                                        4                  841,915.71           0.44
Idaho                                                      11                  836,708.37           0.44
Oklahoma                                                    8                  645,844.22           0.34
New Hampshire                                               5                  554,539.35           0.29
Oregon                                                      5                  527,442.10           0.28
Arizona                                                     5                  448,854.41           0.23
New Mexico                                                  3                  138,291.50           0.07
Wyoming                                                     2                  127,717.75           0.07
North Dakota                                                1                   80,798.19           0.04
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                   1,828             $191,137,218.02         100.00%
                                       =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

    Summary Statistics
    ---------------------------------------------------------------------------
    Cut-off Date Principal Balance                              $98,556,190.42
       Number of Mortgage Loans                                            803
       Minimum                                                      $19,462.21
       Maximum                                                     $494,684.36
       Average                                                     $122,734.98
    LTV Ratio
       Minimum                                                          30.33%
       Maximum                                                         100.00%
       Weighted Average                                                 82.84%
    Current Mortgage Rate
       Minimum                                                          6.990%
       Maximum                                                         12.050%
       Weighted Average                                                 8.647%
    Remaining Term
       Minimum                                                      178 Months
       Maximum                                                      360 Months
       Weighted Average                                             357 Months
    FICO Score
       Minimum                                                             526
       Maximum                                                             784
       Weighted Average                                                    614
    Product Type
       Fully Amortizing Adjustable Rate Mortgage Loans                 100.00%
    Lien Position
       First                                                           100.00%
    Property Type
       Residential                                                     100.00%
    Occupancy Status
       Owner Occupied                                                   95.03%
       Non-Owner Occupied                                                4.97%
    Geographic Concentration (> 5.00%)
       Illinois                                                         16.26%
       Michigan                                                          8.43%
       California                                                        5.94%
       Wisconsin                                                         5.83%
       North Carolina                                                    5.70%
       New Jersey                                                        5.46%
       Pennsylvania                                                      5.39%
       Number of States                                                     37
       Largest Zip Code Concentration (IL / 60632)                       1.40%
    % of Loans with Prepayment Penalties                                87.77%
    ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


    Summary of Adjustable Rate Statistics
    --------------------------------------------------------------------------
    Product Type
       2/28 Mortgage                                                   96.73%
       3/27 Mortgage                                                    3.27%
    Index Type
       6-Month LIBOR                                                  100.00%
    Minimum Mortgage Rate
       Minimum                                                         5.990%
       Maximum                                                        12.050%
       Weighted Average                                                8.634%
    Maximum Mortgage Rate
       Minimum                                                        10.990%
       Maximum                                                        19.050%
       Weighted Average                                               14.963%
    Initial Rate Cap
       Minimum                                                         2.000%
       Maximum                                                         3.000%
       Weighted Average                                                2.569%
    Periodic Rate Cap
       Minimum                                                         1.000%
       Maximum                                                         2.000%
       Weighted Average                                                1.288%
    Gross Margin
       Minimum                                                         2.105%
       Maximum                                                        12.250%
       Weighted Average                                                6.480%
    Months to Next Adjustment Date
       Minimum                                                       8 Months
       Maximum                                                      35 Months
       Weighted Average                                             22 Months
    --------------------------------------------------------------------------

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                     Percent of
                                        Number of Group II         Aggregate Group II            Aggregate Group II
Current Mortgage Rate (%)                 Mortgage Loans            Principal Balance            Principal Balance
----------------------------------    -----------------------    ------------------------    ---------------------------
 6.501 -  7.000                                           42               $4,882,701.38           4.95%
 7.001 -  7.500                                           63                8,946,632.33           9.08
 7.501 -  8.000                                          156               19,507,152.11          19.79
 8.001 -  8.500                                          138               18,007,718.84          18.27
 8.501 -  9.000                                          137               17,837,784.55          18.10
 9.001 -  9.500                                           83               11,551,656.47          11.72
 9.501 - 10.000                                          108               11,356,855.24          11.52
10.001 - 10.500                                           35                3,376,222.95           3.43
10.501 - 11.000                                           22                1,838,959.29           1.87
11.001 - 11.500                                           11                  825,513.02           0.84
11.501 - 12.000                                            7                  395,019.97           0.40
12.001 - 12.500                                            1                   29,974.27           0.03
----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                    803              $98,556,190.42         100.00%
                                      =======================    ========================    ===========================


                                                                                                     Percent of
                                        Number of Group II         Aggregate Group II            Aggregate Group II
LTV Ratio (%)                             Mortgage Loans            Principal Balance            Principal Balance
----------------------------------    -----------------------    ------------------------    ---------------------------
30.001 -  35.000                                           3                 $130,361.62           0.13%
35.001 -  40.000                                           1                   30,302.41           0.03
40.001 -  45.000                                           2                   97,773.67           0.10
45.001 -  50.000                                           6                  516,525.88           0.52
50.001 -  55.000                                          12                  667,903.11           0.68
55.001 -  60.000                                          11                1,073,646.99           1.09
60.001 -  65.000                                          22                2,244,991.35           2.28
65.001 -  70.000                                          31                3,193,201.57           3.24
70.001 -  75.000                                          73                7,899,442.18           8.02
75.001 -  80.000                                         255               30,034,417.24          30.47
80.001 -  85.000                                          98               12,636,491.94          12.82
85.001 -  90.000                                         232               31,616,596.97          32.08
90.001 -  95.000                                          32                4,743,453.76           4.81
95.001 - 100.000                                          25                3,671,081.73           3.72
----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                    803              $98,556,190.42         100.00%
                                      =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Cut-off Date Principal Balance ($)            Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
      0.01 -  25,000.00                                       10                 $227,411.93           0.23%
 25,000.01 -  50,000.00                                       67                2,681,696.13           2.72
 50,000.01 -  75,000.00                                      141                8,983,546.28           9.12
 75,000.01 - 100,000.00                                      152               13,298,597.14          13.49
100,000.01 - 125,000.00                                      127               14,339,144.50          14.55
125,000.01 - 150,000.00                                      116               15,874,347.81          16.11
150,000.01 - 175,000.00                                       55                8,854,358.63           8.98
175,000.01 - 200,000.00                                       36                6,718,320.15           6.82
200,000.01 - 225,000.00                                       22                4,688,438.58           4.76
225,000.01 - 250,000.00                                       22                5,186,358.11           5.26
250,000.01 - 275,000.00                                       15                3,908,977.77           3.97
275,000.01 - 300,000.00                                        9                2,609,061.37           2.65
300,000.01 - 325,000.00                                        8                2,495,605.07           2.53
325,000.01 - 350,000.00                                        8                2,673,287.38           2.71
350,000.01 - 375,000.00                                        5                1,793,471.33           1.82
375,000.01 - 400,000.00                                        5                1,949,060.81           1.98
400,000.01 - 425,000.00                                        1                  412,141.71           0.42
425,000.01 - 450,000.00                                        2                  879,674.27           0.89
475,000.01 - 500,000.00                                        2                  982,691.45           1.00
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42         100.00%
                                          =======================    ========================    ===========================


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Prepayment Penalty Period (Months)            Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
No Prepayment Penalty                                        100              $12,054,642.75           12.23%
12                                                            47                6,198,262.81            6.29
24                                                           464               56,118,860.93           56.94
30                                                             1                  135,333.73            0.14
36                                                           186               23,204,201.67           23.54
60                                                             5                  844,888.53            0.86
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42          100.00%
                                          =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Remaining Term to Maturity (Months)           Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
169 - 180                                                      1                 $124,175.07           0.13%
229 - 240                                                      1                  115,000.00           0.12
349 - 360                                                    801               98,317,015.35          99.76
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42         100.00%
                                          =======================    ========================    ===========================


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Occupancy Status                              Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
Owner Occupied                                               741              $93,660,391.71           95.03%
Non-Owner Occupied                                            62                4,895,798.71            4.97
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42          100.00%
                                          =======================    ========================    ===========================


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Credit Grade                                  Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
A                                                            448              $57,051,803.23           57.89%
B                                                            239               28,362,925.63           28.78
C                                                            116               13,141,461.56           13.33
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42          100.00%
                                          =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
FICO Score                                    Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
Not Available                                                  1                  $53,899.41           0.05%
526 - 550                                                     77                8,582,665.31           8.71
551 - 575                                                    108               13,176,243.94          13.37
576 - 600                                                    153               18,197,321.55          18.46
601 - 625                                                    158               20,614,650.14          20.92
626 - 650                                                    141               17,538,070.10          17.79
651 - 675                                                     92               10,596,115.76          10.75
676 - 700                                                     34                5,066,437.55           5.14
701 - 725                                                     25                3,317,007.32           3.37
726 - 750                                                      9                1,130,237.66           1.15
751 - 775                                                      3                  213,568.17           0.22
776 - 800                                                      2                   69,973.51           0.07
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42         100.00%
                                          =======================    ========================    ===========================


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Documentation Type                            Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
Full Documentation                                           631              $74,071,894.42           75.16%
Stated Income                                                107               14,407,296.56           14.62
Alternative Documentation                                     45                7,931,919.45            8.05
Lite Documentation                                            20                2,145,079.99            2.18
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42          100.00%
                                          =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                          Percent of
                                             Number of Group II         Aggregate Group II            Aggregate Group II
Property Type                                  Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
Residential                                                   803              $98,556,190.42           100.00%
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         803              $98,556,190.42           100.00%
                                           =======================    ========================    ===========================


                                                                                                          Percent of
                                             Number of Group II         Aggregate Group II            Aggregate Group II
Loan Purpose                                   Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
Refinance (Cash-out)                                          454              $59,020,620.30           59.89%
Purchase                                                      215               23,606,664.24           23.95
Refinance (Rate/Term)                                         134               15,928,905.88           16.16
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         803              $98,556,190.42          100.00%
                                           =======================    ========================    ===========================



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                       Percent of
                                          Number of Group II         Aggregate Group II            Aggregate Group II
Geographic Location                         Mortgage Loans            Principal Balance            Principal Balance
------------------------------------    -----------------------    ------------------------    ---------------------------
Illinois                                                   105              $16,027,404.03          16.26%
Michigan                                                    78                8,306,812.75           8.43
California                                                  31                5,857,277.30           5.94
Wisconsin                                                   59                5,742,580.30           5.83
North Carolina                                              41                5,620,235.83           5.70
New Jersey                                                  30                5,378,227.23           5.46
Pennsylvania                                                56                5,313,950.32           5.39
South Dakota                                                41                3,940,867.97           4.00
Tennessee                                                   32                3,464,024.28           3.51
Missouri                                                    31                3,219,918.28           3.27
Montana                                                     18                2,850,252.23           2.89
Nevada                                                      16                2,823,949.58           2.87
Ohio                                                        33                2,761,331.59           2.80
Maryland                                                    20                2,747,931.25           2.79
Kentucky                                                    25                2,435,477.63           2.47
Massachusetts                                               14                2,248,710.39           2.28
Kansas                                                      16                1,999,403.87           2.03
Delaware                                                    14                1,853,910.41           1.88
Minnesota                                                   18                1,848,722.57           1.88
Idaho                                                       13                1,840,570.92           1.87
South Carolina                                              14                1,758,852.43           1.78
Georgia                                                     11                1,569,383.23           1.59
Florida                                                     18                1,466,559.86           1.49
Indiana                                                     13                1,140,423.83           1.16
Washington                                                  10                1,070,749.38           1.09
Oklahoma                                                     7                  714,269.48           0.72
New York                                                     3                  619,999.71           0.63
Virginia                                                     3                  533,447.43           0.54
Iowa                                                         6                  507,695.76           0.52
Nebraska                                                     8                  469,156.65           0.48
Colorado                                                     3                  455,677.06           0.46
Arizona                                                      3                  398,663.16           0.40
Connecticut                                                  3                  397,483.59           0.40
Rhode Island                                                 4                  392,297.71           0.40
Oregon                                                       2                  386,542.27           0.39
New Mexico                                                   2                  244,186.03           0.25
North Dakota                                                 2                  149,244.11           0.15
------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                      803              $98,556,190.42         100.00%
                                        =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Minimum Mortgage Rate (%)                     Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
 5.501 -  6.000                                                1                 $331,450.68           0.34%
 6.501 -  7.000                                               43                4,925,106.98           5.00
 7.001 -  7.500                                               63                8,946,632.33           9.08
 7.501 -  8.000                                              156               19,517,433.82          19.80
 8.001 -  8.500                                              138               18,007,718.84          18.27
 8.501 -  9.000                                              136               17,506,333.87          17.76
 9.001 -  9.500                                               85               11,781,668.92          11.95
 9.501 - 10.000                                              105               11,074,155.48          11.24
10.001 - 10.500                                               35                3,376,222.95           3.43
10.501 - 11.000                                               22                1,838,959.29           1.87
11.001 - 11.500                                               11                  825,513.02           0.84
11.501 - 12.000                                                7                  395,019.97           0.40
12.001 - 12.500                                                1                   29,974.27           0.03
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42         100.00%
                                          =======================    ========================    ===========================


                                                                                                         Percent of
                                            Number of Group II         Aggregate Group II            Aggregate Group II
Maximum Mortgage Rate (%)                     Mortgage Loans            Principal Balance            Principal Balance
--------------------------------------    -----------------------    ------------------------    ---------------------------
10.501 - 11.000                                                1                  $87,577.46           0.09%
11.501 - 12.000                                                1                  448,123.92           0.45
12.001 - 12.500                                                1                   92,640.77           0.09
12.501 - 13.000                                               39                4,519,737.84           4.59
13.001 - 13.500                                               47                6,703,424.68           6.80
13.501 - 14.000                                              123               15,523,665.08          15.75
14.001 - 14.500                                              121               15,651,806.03          15.88
14.501 - 15.000                                              120               14,875,703.05          15.09
15.001 - 15.500                                               68                9,542,594.77           9.68
15.501 - 16.000                                              113               12,857,886.70          13.05
16.001 - 16.500                                               66                8,197,051.96           8.32
16.501 - 17.000                                               59                6,515,285.89           6.61
17.001 - 17.500                                               17                1,696,096.95           1.72
17.501 - 18.000                                               16                1,048,173.08           1.06
18.001 - 18.500                                                9                  698,594.61           0.71
18.501 - 19.000                                                1                   67,853.36           0.07
19.001 - 19.500                                                1                   29,974.27           0.03
--------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                        803              $98,556,190.42         100.00%
                                          =======================    ========================    ===========================


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                      Percent of
                                         Number of Group II         Aggregate Group II            Aggregate Group II
Initial Rate Cap (%)                       Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
2.000                                                     335              $42,465,196.28           43.09%
3.000                                                     468               56,090,994.14           56.91
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                     803              $98,556,190.42          100.00%
                                       =======================    ========================    ===========================


                                                                                                      Percent of
                                         Number of Group II         Aggregate Group II            Aggregate Group II
Periodic Rate Cap (%)                      Mortgage Loans            Principal Balance            Principal Balance
-----------------------------------    -----------------------    ------------------------    ---------------------------
1.000                                                     333              $42,121,733.09           42.74%
1.500                                                     468               56,090,994.14           56.91
2.000                                                       2                  343,463.19            0.35
-----------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                     803              $98,556,190.42         100.00%
                                       =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


                                                                                                          Percent of
                                             Number of Group II         Aggregate Group II            Aggregate Group II
Gross Margin (%)                               Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
 2.001 -  2.500                                                 1                  $35,937.39           0.04%
 3.501 -  4.000                                                 2                  415,547.04           0.42
 4.001 -  4.500                                                 1                  193,759.22           0.20
 4.501 -  5.000                                               213               26,613,193.32          27.00
 5.001 -  5.500                                               129               15,001,307.26          15.22
 5.501 -  6.000                                                70                9,950,917.10          10.10
 6.001 -  6.500                                                62                7,538,247.99           7.65
 6.501 -  7.000                                                89               11,380,172.47          11.55
 7.001 -  7.500                                                58                8,115,129.77           8.23
 7.501 -  8.000                                                32                3,687,274.65           3.74
 8.001 -  8.500                                                32                3,744,842.47           3.80
 8.501 -  9.000                                                30                3,120,850.11           3.17
 9.001 -  9.500                                                30                3,457,123.63           3.51
 9.501 - 10.000                                                15                1,468,380.58           1.49
10.001 - 10.500                                                17                1,857,168.55           1.88
10.501 - 11.000                                                10                  782,359.87           0.79
11.001 - 11.500                                                 7                  877,248.55           0.89
11.501 - 12.000                                                 4                  286,756.18           0.29
12.001 - 12.500                                                 1                   29,974.27           0.03
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         803              $98,556,190.42         100.00%
                                           =======================    ========================    ===========================


                                                                                                          Percent of
                                             Number of Group II         Aggregate Group II            Aggregate Group II
Months to Next Adjustment Date                 Mortgage Loans            Principal Balance            Principal Balance
---------------------------------------    -----------------------    ------------------------    ---------------------------
 7 - 12                                                         7                 $731,518.03           0.74%
13 - 18                                                        39                5,436,971.05           5.52
19 - 24                                                       728               89,074,919.00          90.38
25 - 30                                                         3                  454,016.25           0.46
31 - 36                                                        26                2,858,766.09           2.90
---------------------------------------    -----------------------    ------------------------    ---------------------------
Total                                                         803              $98,556,190.42         100.00%
                                           =======================    ========================    ===========================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------


Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.76           1.26          1.00          0.84           0.73          0.59           0.50
Modified Duration (years)*         1.70           1.23          0.98          0.82           0.72          0.58           0.49
First Principal Payment           5/25/02       5/25/02        5/25/02       5/25/02       5/25/02        5/25/02       5/25/02
Last Principal Payment            1/25/06       11/25/04       4/25/04      12/25/03       9/25/03        5/25/03       3/25/03
Principal Window (months)           45             31            24            20             17            13             11


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.71           3.95          3.00          2.40           1.99          1.48           1.18
Modified Duration (years)*         4.80           3.48          2.70          2.20           1.84          1.39           1.12
First Principal Payment           1/25/06       11/25/04       4/25/04      12/25/03       9/25/03        5/25/03       3/25/03
Last Principal Payment            6/25/10       12/25/07       7/25/06       9/25/05       2/25/05        4/25/04       11/25/03
Principal Window (months)           54             38            28            22             18            12             9


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.50           6.62          5.00          3.97           3.27          2.30           1.78
Modified Duration (years)*         7.07           5.33          4.21          3.44           2.89          2.09           1.64
First Principal Payment           6/25/10       12/25/07       7/25/06       9/25/05       2/25/05        4/25/04       11/25/03
Last Principal Payment            5/25/13       1/25/10        2/25/08      12/25/06       2/25/06        1/25/05       4/25/04
Principal Window (months)           36             26            20            16             13            10             6


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               13.38          9.90          7.45          5.90           4.78          3.39           2.49
Modified Duration (years)*         8.64           7.05          5.71          4.74           3.98          2.95           2.23
First Principal Payment           5/25/13       1/25/10        2/25/08      12/25/06       2/25/06        1/25/05       4/25/04
Last Principal Payment            4/25/16       12/25/12       4/25/10       8/25/08       5/25/07       11/25/05       12/25/04
Principal Window (months)           36             36            27            21             16            11             9


Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               4.92           3.38          2.49          1.93           1.54          1.04           0.73
Modified Duration (years)*         4.44           3.13          2.35          1.84           1.48          1.01           0.71
First Principal Payment           5/25/02       5/25/02        5/25/02       5/25/02       5/25/02        5/25/02       5/25/02
Last Principal Payment            4/25/16       12/25/12       4/25/10       8/25/08       5/25/07       11/25/05       10/25/04
Principal Window (months)           168           128            96            76             61            43             30


*Modified duration calculated assuming a price of 100.00%.


--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------


Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.76           1.26          1.00          0.84           0.73          0.59           0.50
Modified Duration (years)*         1.70           1.23          0.98          0.82           0.72          0.58           0.49
First Principal Payment           5/25/02       5/25/02        5/25/02       5/25/02       5/25/02        5/25/02       5/25/02
Last Principal Payment            1/25/06       11/25/04       4/25/04      12/25/03       9/25/03        5/25/03       3/25/03
Principal Window (months)           45             31            24            20             17            13             11


Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.71           3.95          3.00          2.40           1.99          1.48           1.18
Modified Duration (years)*         4.80           3.48          2.70          2.20           1.84          1.39           1.12
First Principal Payment           1/25/06       11/25/04       4/25/04      12/25/03       9/25/03        5/25/03       3/25/03
Last Principal Payment            6/25/10       12/25/07       7/25/06       9/25/05       2/25/05        4/25/04       11/25/03
Principal Window (months)           54             38            28            22             18            12             9


Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.50           6.62          5.00          3.97           3.27          2.30           1.78
Modified Duration (years)*         7.07           5.33          4.21          3.44           2.89          2.09           1.64
First Principal Payment           6/25/10       12/25/07       7/25/06       9/25/05       2/25/05        4/25/04       11/25/03
Last Principal Payment            5/25/13       1/25/10        2/25/08      12/25/06       2/25/06        1/25/05       4/25/04
Principal Window (months)           36             26            20            16             13            10             6


Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               14.54         11.35          8.95          7.20           5.91          4.21           3.11
Modified Duration (years)*         9.02           7.68          6.47          5.49           4.69          3.53           2.71
First Principal Payment           5/25/13       1/25/10        2/25/08      12/25/06       2/25/06        1/25/05       4/25/04
Last Principal Payment            2/25/28       7/25/22        3/25/18       4/25/16       6/25/14       12/25/10       9/25/08
Principal Window (months)           178           151            122           113           101            72             54


Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.29           3.57          2.63          2.03           1.62          1.08           0.73
Modified Duration (years)*         4.70           3.28          2.46          1.93           1.55          1.04           0.71
First Principal Payment           5/25/02       5/25/02        5/25/02       5/25/02       5/25/02        5/25/02       5/25/02
Last Principal Payment           11/25/28       9/25/22        9/25/17       4/25/14       11/25/11       9/25/08       10/25/04
Principal Window (months)           319           245            185           144           115            77             30


*Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
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         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                       Class AV-1 Net WAC Cap - Base Case
                       ----------------------------------


                   AV-1 Net   Effective                     AV-1 Net   Effective                      AV-1 Net  Effective
 Period    Date     WAC Cap     Cap*       Period   Date     WAC Cap     Cap*       Period    Date    WAC Cap     Cap*
   1     5/25/02      9.02%      9.02%       33    1/25/05     7.60%      9.59%       65    9/25/07      7.61%     9.59%
   2     6/25/02      7.18%      7.18%       34    2/25/05     7.60%      9.59%       66    10/25/07     7.88%     9.91%
   3     7/25/02      7.44%      7.44%       35    3/25/05     8.47%     10.62%       67    11/25/07     7.61%     9.59%
   4     8/25/02      7.18%      7.18%       36    4/25/05     7.60%      9.59%       68    12/25/07     7.88%     9.91%
   5     9/25/02      7.18%      7.18%       37    5/25/05     7.87%      9.91%       69    1/25/08      7.61%     9.59%
   6     10/25/02     7.44%      7.44%       38    6/25/05     7.60%      9.59%       70    2/25/08      7.61%     9.59%
   7     11/25/02     7.19%      7.19%       39    7/25/05     7.87%      9.91%       71    3/25/08      8.16%    10.25%
   8     12/25/02     7.44%      7.44%       40    8/25/05     7.60%      9.59%       72    4/25/08      7.61%     9.59%
   9     1/25/03      7.19%      7.19%       41    9/25/05     7.60%      9.59%       73    5/25/08      7.88%     9.91%
   10    2/25/03      7.19%      7.19%       42    10/25/05    7.87%      9.91%       74    6/25/08      7.61%     9.59%
   11    3/25/03      8.02%      8.02%       43    11/25/05    7.60%      9.59%       75    7/25/08      7.88%     9.91%
   12    4/25/03      7.19%      7.19%       44    12/25/05    7.87%      9.91%       76    8/25/08      7.61%     9.59%
   13    5/25/03      7.45%      7.45%       45    1/25/06     7.60%      9.59%       77    9/25/08      7.61%     9.59%
   14    6/25/03      7.20%      7.20%       46    2/25/06     7.60%      9.59%       78    10/25/08     7.88%     9.91%
   15    7/25/03      7.45%      7.45%       47    3/25/06     8.47%     10.62%       79    11/25/08     7.61%     9.59%
   16    8/25/03      7.20%      7.20%       48    4/25/06     7.60%      9.59%       80    12/25/08     7.88%     9.91%
   17    9/25/03      7.20%      7.20%       49    5/25/06     7.87%      9.91%       81    1/25/09      7.61%     9.59%
   18    10/25/03     7.46%      7.46%       50    6/25/06     7.60%      9.59%       82    2/25/09      7.61%     9.59%
   19    11/25/03     7.20%      7.20%       51    7/25/06     7.87%      9.91%       83    3/25/09      8.48%    10.62%
   20    12/25/03     7.46%      7.46%       52    8/25/06     7.60%      9.59%       84    4/25/09      7.61%     9.59%
   21    1/25/04      7.21%      7.21%       53    9/25/06     7.60%      9.59%       85    5/25/09      7.88%     9.91%
   22    2/25/04      7.58%      9.39%       54    10/25/06    7.87%      9.91%       86    6/25/09      7.61%     9.59%
   23    3/25/04      8.15%     10.10%       55    11/25/06    7.60%      9.59%       87    7/25/09      7.88%     9.91%
   24    4/25/04      7.59%      9.49%       56    12/25/06    7.87%      9.91%       88    8/25/09      7.61%     9.59%
   25    5/25/04      7.86%      9.86%       57    1/25/07     7.60%      9.59%       89    9/25/09      7.61%     9.59%
   26    6/25/04      7.59%      9.59%       58    2/25/07     7.60%      9.59%       90    10/25/09     7.88%     9.91%
   27    7/25/04      7.86%      9.96%       59    3/25/07     8.47%     10.62%       91    11/25/09     7.61%     9.59%
   28    8/25/04      7.59%      9.70%       60    4/25/07     7.60%      9.59%       92    12/25/09     7.88%     9.91%
   29    9/25/04      7.60%      9.75%       61    5/25/07     7.87%      9.91%       93    1/25/10      7.61%     9.59%
   30    10/25/04     7.87%     10.14%       62    6/25/07     7.60%      9.59%       94    2/25/10      7.61%     9.59%
   31    11/25/04     7.60%      9.87%       63    7/25/07     7.88%      9.91%       95    3/25/10      8.48%    10.62%
   32    12/25/04     7.86%      9.91%       64    8/25/07     7.61%      9.59%       96    4/25/10      7.61%     9.60%


*The table above sets forth the maximum rate on the Class AV-1 Certificates that could be supported by the Group II Mortgage Loans, taking into account expected distributions from the Net WAC Cap Account, but does not represent the expected Pass-Through Rate on that class. There is no assurance that the level of LIBOR will increase to a level that would result in such a Pass-Through Rate on that class of certificates. It is possible that the Pass-Through Rate on the Class AV-1 Certificates on any given Distribution Date, based on the actual level of LIBOR for that Distribution Date, will be lower than the rate set forth in the table. The table above is based on, among others, the following assumptions: (i) there are no losses and no delinquencies on the Group II Mortgage Loans, (ii) the Group II Mortgage Loans prepay at 28% CPR with all mortgage loans in the related loan group paying according to their amortization schedules and (iii) Six-Month LIBOR is constant at a level of 2.24%. There can be no assurance that the Group II Mortgage Loans will prepay at the rate assumed, that there will be no losses or delinquencies on the Group II Mortgage Loans or that the Group II Mortgage Loans with higher mortgage interest rates will not prepay more quickly and thereby reduce the amount available for payment to the related class of certificates from the Net WAC Cap Account and consequently reduce the rates set forth in the table below. As a result, there can be no assurance given that the table above describes either the actual Pass-Through Rate or the actual effective cap on the Pass-Through Rate on the related class of certificates.



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series Term Sheet Dated April 16, 2002
Equity One Mortgage Pass-Through Certificates, Series 2002-2
--------------------------------------------------------------------------------

                      Class AV-1 Net WAC Cap - Sensitivity
                      ------------------------------------


                    AV1 Net   Effective                      AV1 Net   Effective                      AV1 Net   Effective
 Period    Date     WAC Cap     Cap*       Period   Date     WAC Cap     Cap*       Period    Date    WAC Cap     Cap*
   1     5/25/02      9.02%      9.02%       33    1/25/05    10.92%     13.51%       65    9/25/07     13.32%    16.36%
   2     6/25/02      7.18%      7.18%       34    2/25/05    11.30%     13.97%       66    10/25/07    13.78%    16.90%
   3     7/25/02      7.44%      7.44%       35    3/25/05    13.48%     16.54%       67    11/25/07    13.32%    16.36%
   4     8/25/02      7.19%      7.19%       36    4/25/05    12.13%     14.94%       68    12/25/07    13.78%    16.90%
   5     9/25/02      7.19%      7.19%       37    5/25/05    12.55%     15.44%       69    1/25/08     13.32%    16.36%
   6     10/25/02     7.45%      7.45%       38    6/25/05    12.13%     14.94%       70    2/25/08     13.32%    16.36%
   7     11/25/02     7.20%     27.88%       39    7/25/05    12.58%     15.48%       71    3/25/08     14.27%    17.48%
   8     12/25/02     7.45%     28.25%       40    8/25/05    12.55%     15.44%       72    4/25/08     13.32%    16.36%
   9     1/25/03      7.20%     28.05%       41    9/25/05    12.57%     15.47%       73    5/25/08     13.78%    16.90%
   10    2/25/03      7.20%     28.14%       42    10/25/05   13.01%     15.98%       74    6/25/08     13.32%    16.36%
   11    3/25/03      8.02%     29.20%       43    11/25/05   12.57%     15.47%       75    7/25/08     13.78%    16.90%
   12    4/25/03      7.20%     28.50%       44    12/25/05   13.01%     15.99%       76    8/25/08     13.32%    16.36%
   13    5/25/03      7.46%     29.01%       45    1/25/06    12.60%     15.51%       77    9/25/08     13.32%    16.36%
   14    6/25/03      7.20%     28.94%       46    2/25/06    12.99%     15.96%       78    10/25/08    13.78%    16.90%
   15    7/25/03      7.46%     29.47%       47    3/25/06    14.44%     17.68%       79    11/25/08    13.32%    16.36%
   16    8/25/03      7.20%     29.41%       48    4/25/06    12.99%     15.97%       80    12/25/08    13.78%    16.90%
   17    9/25/03      7.20%     29.66%       49    5/25/06    13.44%     16.50%       81    1/25/09     13.32%    16.36%
   18    10/25/03     7.46%     30.20%       50    6/25/06    12.99%     15.97%       82    2/25/09     13.32%    16.36%
   19    11/25/03     7.20%     30.16%       51    7/25/06    13.47%     16.53%       83    3/25/09     14.80%    18.11%
   20    12/25/03     7.46%     30.72%       52    8/25/06    13.28%     16.30%       84    4/25/09     13.32%    16.36%
   21    1/25/04      7.21%     30.69%       53    9/25/06    13.28%     16.31%       85    5/25/09     13.78%    16.90%
   22    2/25/04      7.98%     31.87%       54    10/25/06   13.74%     16.85%       86    6/25/09     13.32%    16.36%
   23    3/25/04     10.32%     34.88%       55    11/25/06   13.28%     16.31%       87    7/25/09     13.78%    16.90%
   24    4/25/04      9.62%     12.61%       56    12/25/06   13.74%     16.85%       88    8/25/09     13.32%    16.36%
   25    5/25/04      9.96%     13.08%       57    1/25/07    13.30%     16.33%       89    9/25/09     13.32%    16.36%
   26    6/25/04      9.62%     12.75%       58    2/25/07    13.30%     16.33%       90    10/25/09    13.78%    16.90%
   27    7/25/04      9.99%     13.26%       59    3/25/07    14.78%     18.08%       91    11/25/09    13.32%    16.36%
   28    8/25/04     10.04%     13.39%       60    4/25/07    13.30%     16.33%       92    12/25/09    13.78%    16.90%
   29    9/25/04     10.86%     14.46%       61    5/25/07    13.76%     16.88%       93    1/25/10     13.32%    16.36%
   30    10/25/04    11.24%     15.01%       62    6/25/07    13.30%     16.33%       94    2/25/10     13.32%    16.36%
   31    11/25/04    10.86%     14.65%       63    7/25/07    13.78%     16.90%       95    3/25/10     14.80%    18.11%
   32    12/25/04    11.24%     14.70%       64    8/25/07    13.32%     16.36%       96    4/25/10     13.32%    16.36%


*The table above sets forth the maximum rate on the Class AV-1 Certificates that could be supported by the Group II Mortgage Loans, taking into account expected distributions from the Net WAC Cap Account, but does not represent the expected Pass-Through Rate on that class. There is no assurance that the level of LIBOR will increase to a level that would result in such a Pass-Through Rate on that class of certificates. It is possible that the Pass-Through Rate on the Class AV-1 Certificates on any given Distribution Date, based on the actual level of LIBOR for that Distribution Date, will be lower than the rate set forth in the table. The table above is based on, among others, the following assumptions: (i) there are no losses and no delinquencies on the Group II Mortgage Loans, (ii) the Group II Mortgage Loans prepay at 28% CPR with all mortgage loans in the related loan group paying according to their amortization schedules and (iii) Six-Month LIBOR is constant at a level of 20%. There can be no assurance that the Group II Mortgage Loans will prepay at the rate assumed, that there will be no losses or delinquencies on the Group II Mortgage Loans or that the Group II Mortgage Loans with higher mortgage interest rates will not prepay more quickly and thereby reduce the amount available for payment to the related class of certificates from the Net WAC Cap Account and consequently reduce the rates set forth in the table below. As a result, there can be no assurance given that the table above describes either the actual Pass-Through Rate or the actual effective cap on the Pass-Through Rate on the related class of certificates.



--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
         A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------